INTER PUBLIC GROUP

UBS 35th Annual Global Media & Communications Conference

December 3, 2007

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- risks arising from material weaknesses in our internal control over financial reporting, including material weaknesses in our control environment;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- potential adverse developments in connection with the ongoing SEC investigation;
- potential downgrades in the credit ratings of our securities;
- risks associated with the effects of global, national and regional economic and political conditions, including fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors, and other SEC filings.

Interpublic Overview

$6 billion revenues | 43,000 employees
4,000+ active clients | 80+ operating units | 100+ countries

- WEBER SHANDWICK WORLDWIDE
- McCANN ERICKSON
- DRAFTFCB
- MRM PARTNERS
- LOWE
- momentum
- R/GA
- FutureBrand
- UniversalMcCANN
- JACK MORTON the experience to inspire
- ROGERS&COWAN
- WAHLSTROM GROUP CONNECTING BUYERS TO BRANDS
- initiative expect more
- abecé Hispanic Marketing
- PMK HBH
- octagon

World Class Clients

L'ORÉAL
verizon
hp
Pfizer
NOKIA
SONY
SC Johnson
A FAMILY COMPANY
ups
Unilever
Microsoft
GM
WAL★MART
Coca-Cola
Johnson & Johnson
MasterCard
U.S.ARMY
NOVARTIS
intel
Nestlé
gsk
GlaxoSmithKline

Diversified Revenue Base

By Geography



"Rest of World"
18%
W. Europe
24%
N. America
58%

"Rest of World" includes AsiaPac, LatAm, E. Europe, Middle East and Africa

By Industry Sector



Financial Services
6%
Other
10%
Health/Personal Care
20%
Packaged Goods
9%
Food & Beverage
13%
Tech & Telecom
26%
Auto & Transportation
16%

(percent of 2006 revenue)

Increasingly Competitive Offering



Organic Revenue Growth
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
-2.00%
2005
2006
9 Mos YTD-2007
Interpublic
Peer Average

Peers: OMC, WPP, PUB, HAV

Improving Profitability



Operating Margin - LTM
excluding restructuring & reorganization and long-term asset impairment charges
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
-1.00%
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07

Reconciliation to closest comparable GAAP financial measure is included in the appendix to this presentation as filed with the SEC and is available on our website, www.interpublic.com.

Strengthened Capabilities Fueling Our Top-line Growth

- Strengthened financial profile with improved controls and better transparency
- New senior leadership at all major agencies and marketing disciplines
- Strategic realignment of key assets
  - Industry-first combination of accountable marketing and consumer advertising
  - Differentiated approach to media
- Investment behind high-growth disciplines and geographic markets

McCANN Worldgroup

- Deep relationships with many of the world's top marketers
- Have invested to bolster strength in all regions and marketing disciplines:
  - MRM Worldwide (CRM / digital)
  - Momentum Worldwide (event marketing / promotions)
  - McCann Healthcare Worldwide
- Continues to be best-in-class provider of integrated, global marketing solutions

DRAFTFCB

- Launched in 2006, innovative global model blends complementary skills
  - Traditional creativity and modern CRM tools deliver integrated, accountable programs
  - Industry-leading ROI focus
- Well-received by clients and industry

- New management in all key hub markets
- Specializes in “high value creative ideas” platform for leading multinational marketers
- Partners with best-in-class specialists within IPG
- Goal: have Lowe return to profitability in 2008

Domestic Independents

Unique roster of full-service agencies

THE MARTIN AGENCY

HILL HOLLIDAY

CARMICHAEL LYNCH

Deutsch

MULLEN

CAMPBELL-EWALD

Best-in-class Marketing Specialists

Strong offerings in high-growth disciplines

- Weber Shandwick – world's most respected global PR agency
- Jack Morton – world leader in experiential marketing
- Octagon – represents top athletes / sporting events
- Futurebrand – branding and corporate identity specialist
- Magna Global Entertainment – award-winning branded entertainment unit
- Translation – recently acquired leading urban / youth marketing agency

WEBER SHANDWICK WORLDWIDE

octagon

MAGNA Global

JACK MORTON the experience to inspire

FutureBrand

trans·lā·tion CONSULTATION & BRAND IMAGING

New Approach to Media

- Aligns Initiative Media and Universal McCann with our leading global networks
- As a result, media experts at the table with brand planners and creative directors as equal partners
- “Interdependence” model leads to integrated planning solutions required by clients today

Adding Strength in Emerging Media

- Invest in digital expertise
  - @ specialists
  - @ full-service agencies
- Acquisitions
- Alliances
- Experimentation

Going Forward

Major Clients Increasingly Seek Integrated Offering

Today, an average of 13 major IPG units serve a top ten client, up from 9 in 2002.

2007 Integrated Marketing Solutions

	Number of countries where we service the client	Number of major IPG units working with the client
GM	41	16
J&J	49	17
L'Oreal	46	11
Mastercard	45	9
Microsoft	38	11
Nestle	49	15
SC Johnson	44	9
Unilever	38	12
Verizon	3	17

We Provide Full Range of Custom Solutions


DraftFCB
Lowe Worldwide
McCann Worldgroup
INTER PUBLIC GROUP
Mktg. Services Specialists
Media
Integrated US Independents

- Unique offerings
- Strong roster of blue-chip clients
- Improved talent
- Flexible model for integrated programs

A Closer Look

Integrated Marketing Solutions

	Number of countries where we service the client	Number of major IPG units working with the client
GM	41	16
J&J	49	17
L'Oreal	46	11
Mastercard	45	9
Microsoft	38	11
Nestle	49	15
SC Johnson	44	9
Unilever	38	12
Verizon	3	17

Fueling Strong Net New Business in 2007

Near-term Financial Priorities

- Continue to build on improved revenue growth
- Further strategic investment behind high-growth opportunities
  - Digital
  - BRIC markets
- Significant operating margin expansion

Must Address Staff Costs

- Top financial management priority
- Addressing headcount in non-revenue supporting roles
- Enhancing account management and staff utilization technology and practices
- Targeting salaries & related expenses <60% of revenues

Summary: Turnaround Progress to Date

2005-06

- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices
- Stabilized corporate leadership and began to recruit new talent

Summary: Turnaround Progress to Date

2005-06

- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices
- Stabilized corporate leadership and began to recruit new talent

2006-07

- Successful in recruiting new management across operating units
- On front foot strategically: DraftFCB, media model
- Investing in high-growth disciplines and geographies
- Restored organic growth trajectory
- On track to be SOX compliant by end of 2007

Summary: Turnaround Progress to Date

2005-06

- Began strengthening financial controls
- Enhanced liquidity and financial flexibility
- Established best-in-class corporate governance practices
- Stabilized corporate leadership and began to recruit new talent

2006-07

- Successful in recruiting new management across operating units
- On front foot strategically: DraftFCB, media model
- Investing in high-growth disciplines and geographies
- Restored organic growth trajectory
- On track to be SOX compliant by end of 2007

2008 Goals

- Further refine our offerings to meet emerging client needs
- Maintain competitive organic growth performance
- Achieve margin target of 8.5-9.0%

Our ultimate goal is to deliver fully competitive financial performance and enhance value for shareholders

INTER PUBLIC GROUP

UBS 35th Annual Global Media & Communications Conference

December 3, 2007

Appendix: Reconciliation of Non-GAAP Measure

$ in millions	Twelve Month Period Ended:	12/31/2005	3/31/2006	6/30/2006	9/30/2006	12/31/2006	3/31/2007	6/30/2007	9/30/2007
Revenue		6,274.3	6,273.1	6,195.3	6,209.4	6,190.8	6,222.9	6,342.7	6,448.8
Salaries & Related Expenses		3,999.1	3,974.7	3,966.1	3,964.0	3,944.1	3,982.2	4,046.8	4,120.8
Office & General Expenses		2,288.1	2,294.5	2,255.7	2,143.2	2,079.0	2,038.6	2,036.6	2,039.5
Restructuring & Reorganization Charges (Reversals)		(7.3)	-	8.2	14.3	34.5	33.5	22.0	21.0
Long-lived Asset Impairment		98.6	98.6	98.6	92.1	27.2	27.2	27.2	27.2
Total operating expenses		6,378.5	6,367.8	6,328.6	6,213.6	6,084.8	6,081.5	6,132.6	6,208.5
Operating (Loss) Income		(104.2)	(94.7)	(133.3)	(4.2)	106.0	141.4	210.1	240.3
less: Restructuring & Reorganization Charges (Reversals)		(7.3)	-	8.2	14.3	34.5	33.5	22.0	21.0
less: Long-lived Asset Impairment		98.6	98.6	98.6	92.1	27.2	27.2	27.2	27.2
Operating Income (Loss) excluding restructuring & reorganization charges (reversal) and long-lived asset impairment		(12.9)	3.9	(26.5)	102.2	167.7	202.1	259.3	288.5
Operating Income (Loss) excluding restructuring & reorganization charges (reversals) and long-lived asset impairment as a percent to revenue		-0.21%	0.06%	-0.43%	1.65%	2.71%	3.25%	4.09%	4.47%